SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                February 27, 1997


                                 Summit Bancorp.
             (Exact name of registrant as specified in its charter)


     NEW JERSEY                      1-6451                     22-1903313
(State or other juris-             (Commission                (IRS Employer
diction of incorporation            File No.)               Identification No.)
or organization)


                       301 Carnegie Center, P.O. Box 2066,
                        Princeton, New Jersey 08543-2066
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (609) 987-3200

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Item 5.  Other Information.

Agreement and Plan of Merger

         On February 27, 1997, Summit Bancorp. ("Registrant" or "Summit") and Collective Bancorp, Inc. ("Collective") entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for, among other things, (i) the merger of Collective into Summit (the "Merger") and (ii) the exchange of each outstanding share of the Common Stock of Collective ("Collective Common") for
 .895 shares of the Common Stock of Summit ("Summit Common") and cash in lieu of any fractional shares of Summit Common, all upon the satisfaction of the terms and conditions set forth in the Merger Agreement, including the receipt of approval from the shareholders of Collective, the Board of Governors of the Federal Reserve System and the New Jersey Department of Banking. Collective has the right to terminate the Merger Agreement if the "Average Closing Price" of Summit Common (as defined in the Merger Agreement) is less than certain thresholds set forth in the Merger Agreement. No assurance can be given that the Merger will be consummated.

         In connection with the execution of the Merger Agreement, Summit and Collective entered into a stock option agreement pursuant to which Collective granted to Summit an option to purchase, under certain circumstances, up to 4,067,424 shares of Collective Common at an exercise price of $38.125. The exercise price of the option was arrived at by agreement of the parties.

         On February 28, 1997, a news release ("News Release") announcing the execution of the Merger Agreement was issued by Summit. The News Release is attached hereto as Exhibit 99(b) and is incorporated herein by reference.

         On February 28, 1997, a meeting with respect to the Merger (the "Meeting") was held by the Registrant with investment analysts. At the Meeting, certain financial and other information was presented. The information and materials presented at the meeting contained, among other things, information with respect to (i) terms of transaction; (ii) pricing overview; (iii) transaction economics (earnings-per-share accretions in 1998; expense savings; potential revenue enhancements; book value dilution and internal rate of return); (iv) New Jersey Market Share Analysis; (v) estimated pro forma earnings for 1997 and 1998; (vi) estimated expense reductions for 1998; (vii) one-time restructuring changes; (viii) expanded prospects for key business lines; (ix) comparative financial data for the quarter ended December 31, 1996 for Summit, Collective and on a pro forma basis; (x) Summit, Collective and pro forma balance sheet at December 31, 1996; (xi) Summit, Collective and pro forma loan portfolio at December 31, 1996; (xii) Summit, Collective and pro forma credit quality at December 31, 1996. (xiii) Summit, Collective and pro forma deposit portfolio at December 31, 1996. Certain of the materials are attached hereto as
Exhibit 99(c) and are incorporated herein by reference.

         Collective operates Collective Bank and is headquartered in Egg Harbor City, New Jersey. It has $5.5 billion in assets and operates 82 branches in 15 counties throughout New Jersey.

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



 Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit  Description
 No.
(2) Agreement and Plan of Merger, dated February 27, 1997, between the Registrant and Collective Bancorp, Inc. (Incorporated by reference to
          Exhibit 10(a) to the Schedule 13D dated February 28, 1997 filed by Summit Bancorp. with respect to the Common Stock, $.01 par value per share, of Collective Bancorp, Inc. (SEC File No. 0-17515).

(99)(a) Collective Stock Option Agreement dated as of February 28, 1997, by and between the Registrant and Collective Bancorp, Inc. (Incorporated by reference to Exhibit 10(b) to the Schedule 13D dated February 28, 1997 filed by Summit Bancorp. with respect to the Common Stock, $.01 par value per share, of Collective Bancorp, Inc. (SEC File No. 0-17515).

    (b)   News Release dated February 28, 1997.

    (c) Meeting Materials Illustrating: (i) terms of transaction; (ii) pricing overview; (iii) transaction economics (earnings-per-share accretions in 1998; expense savings; potential revenue enhancements; book value dilution and internal rate of return); (iv) New Jersey Market Share Analysis; (v) estimated pro forma earnings for 1997 and 1998; (vi) estimated expense reductions for 1998; (vii) one-time restructuring changes; (viii) expanded prospects for key business lines; (ix) comparative financial data for the quarter ended December 31, 1996 for Summit, Collective and on a pro forma basis; (x) Summit, Collective and pro forma balance sheet at December 31, 1996; (xi) Summit, Collective and pro forma loan portfolio at December 31, 1996; (xii) Summit, Collective and pro forma credit quality at December 31, 1996.
          (xiii) Summit, Collective and pro forma deposit portfolio at December 31, 1996.


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



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date: March 13, 1997                         SUMMIT BANCORP.



                                       By: /s/ Dennis A. Williams
                                          Dennis A. Williams
                                          Senior Vice President



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



                                  EXHIBIT INDEX


Ex. No.   Description

(2) Agreement and Plan of Merger, dated February 27, 1997, between the Registrant and Collective Bancorp, Inc. (Incorporated by reference to
          Exhibit 10(a) to the Schedule 13D dated February 28, 1997 filed by Summit Bancorp. with respect to the Common Stock, $.01 par value per share, of Collective Bancorp, Inc. (SEC File No. 0-17515)

(99)(a) Collective Stock Option Agreement dated as of February 28, 1997, by and between the Registrant and Collective Bancorp, Inc. (Incorporated by reference to Exhibit 10(b) to the Schedule 13D dated February 28, 1997 filed by Summit Bancorp. with respect to the Common Stock, $.01 par value per share, of Collective Bancorp, Inc. (SEC File No. 0-17515)

    (b)   News Release dated February 28, 1997.

    (c) Meeting Materials Illustrating: (i) terms of transaction; (ii) pricing overview; (iii) transaction economics (earnings-per-share accretions in 1998; expense savings; potential revenue enhancements; book value dilution and internal rate of return); (iv) New Jersey Market Share Analysis; (v) estimated pro forma earnings for 1997 and 1998; (vi) estimated expense reductions for 1998; (vii) one-time restructuring changes; (viii) expanded prospects for key business lines; (ix) comparative financial data for the quarter ended December 31, 1996 for Summit, Collective and on a pro forma basis; (x) Summit, Collective and pro forma balance sheet at December 31, 1996; (xi) Summit, Collective and pro forma loan portfolio at December 31, 1996; (xii) Summit, Collective and pro forma credit quality at December 31, 1996.
          (xiii) Summit, Collective and pro forma deposit portfolio at December 31, 1996.

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